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                  AMENDMENT NO. 1 TO THE SERIES 1996-1 SUPPLEMENT, dated as of
March 31, 1998 (the "Amendment") made by and among SIRROM FUNDING CORPORATION, a Delaware corporation, as issuer (the "Issuer"), SIRROM CAPITAL CORPORATION, a Tennessee corporation, as initial Servicer (in such capacity, the "Servicer"), FIRST TRUST NATIONAL ASSOCIATION, as Trustee (in such capacity, together with any successor in such capacity, the "Trustee") and ING BARING (U.S.) CAPITAL MARKETS, INC.("ING"), as Program Agent (the "Program Agent"). Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms as under the Indenture.

                              PRELIMINARY STATEMENT

                  A. The Issuer, the Servicer, and the Trustee are parties to that certain Master Trust Indenture and Security Agreement dated as of December 31, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture");

                  B. The Issuer, the Servicer, the Trustee and the Program Agent have entered into that certain Series 1996-1 Supplement (the "Supplement") to provide for the issuance of the Revolving Notes, Series 1996-1 with the Principal Terms as set forth therein;

                  C. Pursuant to that certain Note Purchase Agreement dated as of December 31, 1996 among the Issuer, Holland Limited Securitization, Inc. (as "Purchaser") and the Program Agent, the Purchaser acquired the Revolving Note, Series 1996-1 in the Stated Amount of $100,000,000 (the "Note") issued by the Issuer pursuant to the Indenture and the Supplement;

                  D. Each of the parties hereto agree to amend the Supplement and increase the Stated Amount of the Note pursuant to the terms hereof;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Supplement is hereby amended as follows:

                  (a) The second sentence in Section 1.01 (a) of the Supplement is hereby amended be deleting the amount "$100,000,000" and substituting "$200,000,000" therefor; and

                  (b) The defined term "Stated Amount" as set forth in Section
1.02 of the Supplement is hereby amended by deleting the amount "$100,000,000" and substituting "$200,000,000" therefor.



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                  SECTION 2. Conditions Precedent. This Amendment shall become effective and shall hereby be deemed effective as of the date first above written and upon:

                  (a) the receipt of the Program Agent of:

                  (i) signed counterparts of this Amendment duly executed by each of the parties hereto;

                  (ii) written consent of the Purchaser (representing the holder of 100% of the Outstanding Principal Balance of the Series 1996-1 Notes) and the Enhancement Agent, approving the amendments as herein set forth;

                  (iii) evidence that the Trustee has delivered executed copies of this Amendment to each Noteholder under Series 1996-1, the Enhancement Provider, Standard & Poor Corporation and Fitch Investors Service, L.P.;

                  (iv) receipt by the Purchaser of all amounts due and payable in respect to the increase in the Stated Amount of the Series 1996-1 Note pursuant to the terms of that certain Fee Agreement is dated as of December 31, 1996 among the Servicer, the Issuer and the Program Agent; and

                  (v) amendments to the Swap Agreement in form and substance satisfactory to the Program Agent;

                  (b) delivery by the Purchaser of the Note to the Issuer, which shall be delivered to the Trustee for cancellation upon receipt by the Trustee; and

                  (c) receipt by the Purchaser of an Amended and Restated Series 1996-1 Revolving Note, substantially in the form of Exhibit A hereto, in favor of the Purchaser, executed by the Issuer and authenticated and delivered by the Trustee pursuant to the terms of the Indenture and the Supplement.

                  SECTION 3. Miscellaneous.

                  3.1 Ratification and Acknowledgment. As amended hereby, the Supplement is in all respects ratified and confirmed and the Supplement, as so supplemented by this Amendment shall be read, taken and so construed as one and the same instrument. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Indenture nor the Supplement, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.



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                  3.2 Amendment. The terms of this Amendment shall not be
waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument executed by all parties hereto.

                  3.3 Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity, whether in a proceeding at law or in equity.

                  3.4 Parties; Severability. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, a debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  3.5 Execution in Counterparts; Governing Law This Amendment may be executed in any numbers of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  3.6 Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.




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                  IN WITNESS WHEREOF, the parties have caused this Amendment to the Series 1996-1 Supplement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.


                                        SIRROM FUNDING CORPORATION,
                                          the Issuer


                                        By: /s/ Carl Stratton
                                            -----------------------------------
                                            Name: Carl W. Stratton
                                            Title: CFO


                                        SIRROM CAPITAL CORPORATION,
                                          the Servicer


                                        By: /s/ Carl Stratton
                                            --=---------------------------------
                                            Name: Carl W. Stratton
                                            Title: CFO


                                        FIRST TRUST NATIONAL ASSOCIATION,
                                          not in its individual capacity, but
                                          solely as Trustee


                                        By: /s/ S. Christopherson
                                            -----------------------------------
                                            Name: S. Christopherson

                                            Title: V.P.


                                        ING BARING (U.S.) CAPITAL MARKETS, INC.,
                                         as Program Agent



                                        By: /s/ Richard Wisniewski
                                           ------------------------------------
                                            Name: Richard Wisniewski
                                            Title: V.P.



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                                    EXHIBIT A
                                       to
                                 Amendment No.1
                                       to
                            Series 1996-1 Supplement

                                   (Attached.)






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